SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 18, 2003

                           MARKETSHARE RECOVERY, INC.
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             (Exact name of Registrant as specified in its charter)


          Delaware                         0-15807             31-1190725
        -----------                      ----------         ---------------
(State or other jurisdiction            (Commission         (IRS Employer
       of incorporation)                File Number)        Identification No.)

  95 Broadhollow Road, suite 101 Melville New York               11747
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    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (631) 385-0007


                             Health & Leisure, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

==============================================================================

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

     (a)  Financial Statements of Business Acquired:

          The attached financial statements of MarketShare Recovery, Inc., a New York corporation and a wholly owned subsidiary of the registrant, MarketShare Recovery, Inc., a Delaware corporation and formerly known as Health & Leisure, Inc. are filed as an amendment to Form 8-K originally filed on July 18, 2003 pursuant to Item 7(a) (4).

     (b) Pro forma financial information - not applicable because historical financial statements of MarketShare Recovery, Inc., a New York corporation became historical financial statements of the registrant, MarketShare Recovery, Inc., a Delaware corporation and formerly known as Health & Leisure, Inc.

     (c)  Exhibits

          *99.1 Acquisition Agreement  and Plan of Merger  by and among  Venture
                Sum, Inc. a then wholly owned subsidiary of Health & Leisure, Inc. and MarketShare Recovery, Inc., a New York corporation dated June 13, 2003.

          *99.2 Form of Promissory Note dated June 13, 2003.

          *99.3 Limited Lock-Up and Pledge Letter Agreement.

          *99.4 Preferred Stock Designation.

           99.5 Audited financial statements for the years ended December 31, 2002 and 2001 and the unaudited interim financial statements for the three months ended March 31, 2003 and 2002 of MarketShare Recovery, Inc., a New York corporation and a wholly owned subsidiary of the registrant, MarketShare Recovery, Inc., a Delaware corporation and formerly known as Health & Leisure, Inc.(included herein as Exhibit 99.5).


* As previously filed on the Company's 8-K report filed on July 18, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           MARKETSHARE RECOVERY, INC.


Date:  September 15, 2003                By: /s/ Raymond Barton
                                         --------------------------------------
                                         Raymond Barton
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX



          *99.1 Acquisition Agreement  and Plan of Merger  by and among  Venture
                Sum, Inc. a then wholly owned subsidiary of Health & Leisure, Inc. and MarketShare Recovery, Inc., a New York corporation dated June 13, 2003.

          *99.2 Form of Promissory Note dated June 13, 2003.

          *99.3 Limited Lock-Up and Pledge Letter Agreement.

          *99.4 Preferred Stock Designation.

           99.5 Audited financial statements for the years ended December 31, 2002 and 2001 and the unaudited interim financial statements for the three months ended March 31, 2003 and 2002 of MarketShare Recovery, Inc., a New York corporation and a wholly owned subsidiary of the registrant, MarketShare Recovery, Inc., a Delaware corporation and formerly known as Health & Leisure, Inc. (included herein as Exhibit 99.5).


* As previously filed on the Company's 8-K report filed on July 18, 2003.